UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2010 (August 13, 2010)

ABERCROMBIE & FITCH CO.
 (Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 17, 2010, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) and twenty-six weeks ended July 31, 2010. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods in the fiscal year ending January 29, 2011 (“Fiscal 2010”) and the fiscal year ended January 30, 2010 and year-to-date financial information for Fiscal 2010. Additional financial information was made available for the fiscal years ended January 30, 2010, January 31, 2009, February 2, 2008 and February 3, 2007. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release an investor presentation of results for the quarterly period ended July 31, 2010. The presentation, which is available in the “Investors” section of the Registrant’s website, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant’s management conducted a conference call on August 17, 2010, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen week period ended July 31, 2010. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on August 13, 2010 and is payable on September 14, 2010 to shareholders of record at the close of business on August 27, 2010.

In the Release, the Registrant also announced that it incurred a non-cash, pre-tax asset impairment charge of $2.2 million, included in stores and distribution expense, for the thirteen weeks ended July 31, 2010. The non-cash, pre-tax charge was associated with the review of the approximately 60 domestic stores that the Registrant expects to close over the course of Fiscal 2010, predominantly at the end of the year. The majority of these closures will be by way of natural lease expirations. In addition, there are a number of stores where buy-outs or other closures prior to lease expiration are expected. The impairment charge of $2.2 million taken in the quarterly period ended July 31, 2010 relates to stores currently expected to close earlier than their natural lease expirations.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on August 17, 2010

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on August 17, 2010

99.3	Investor presentation of results for the quarterly period ended July 31, 2010

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 17, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: August 18, 2010

By:    /s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated August 18, 2010

Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on August 17, 2010

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on August 17, 2010

99.3	Investor presentation of results for the quarterly period ended July 31, 2010

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 17, 2010